UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

February 12, 2013

Date of Report (Date of earliest event reported)

CEPHEID

(Exact name of Registrant as specified in its charter)

California	000-30755	77-0441625
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

904 Caribbean Drive, Sunnyvale, CA		94089
(Address of principal executive offices)		(Zip Code)

(408) 541-4191

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On February 12, 2013, Cepheid’s Board of Directors elected John Bishop as Chairman of the Board of Directors and named Cristina Kepner as Lead Independent Director. Mr. Bishop, currently Cepheid’s Chief Executive Officer, succeeds Thomas Gutshall, who will continue to serve on Cepheid’s board as a director. Mr. Bishop has been Cepheid’s Chief Executive Officer and a director since April 2002.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Title

99.01	Press release dated February 14, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEPHEID

Date: February 14, 2013	By:	/s/ Andrew D. Miller
	Name:	Andrew D. Miller
	Title:	Executive Vice President,
Chief Financial Officer

Exhibit List

Exhibit No.	Exhibit Title

99.01	Press release dated February 14, 2013.